UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2008

Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   973-532-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, Emisphere Technologies, Inc. (the "Company") issued a press release announcing the appointment of Kenneth I. Moch to the Company's Board of Directors. Mr. Moch will also serve on the Company's Audit Committee. He will fill the vacancy created by the death of Howard M. Pack, with a term that will continue until the Company's 2010 Annual Meeting.

The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                  Description

99.1                        Press release of Emisphere Technologies, Inc., dated December 23, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc. (Registrant)
December 23, 2008 (Date)	/s/ MICHAEL R. GARONE Michael R. Garone Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                  Description

99.1                        Press release of Emisphere Technologies, Inc., dated December 23, 2008